Supplement to the
Fidelity® Global Balanced Fund
Class A, Class T, Class C and Class I
December 30, 2016
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Shareholder Fees" heading.

Shareholder fees

(fees paid directly from your investment)

	Class A	Class T	Class C	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	5.75%	3.50%	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(a)	1.00%(b)	None

(a)  Class A and Class T purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class T purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 1.00% or 0.25%, respectively.

(b)  On Class C shares redeemed less than one year after purchase.

AGBL-16-05 1.899423.122	December 30, 2016